14. INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
14. INCOME TAXES

As of December 31, 2014, the Company has net operating loss carry forwards of approximately $ 2,975,000 that can be utilized to future taxable income for income tax purposes. Net operating loss carry forwards expire starting in 2021. Because of the current uncertainty of realizing the benefit of the tax carry forward, a valuation allowance equal to the tax benefit for deferred taxes has been established.

The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company’s ability to generate taxable income during the carry forward period.

The following table reconciles the statutory rates to the Company’s effective tax rate:

	December 31,
	2014	2013

U.S. Statutory rates	34%	34%
Foreign income not recognized in the U.S.	(34%)	(34%)
Dutch income tax rate	20%	20%
Equity Method Pick-Up – Symbid Holding	(9.53)	(9.49)
Other	(0.15)	(.44)
Effective income tax rate	10.32	10.07
Effect on valuation allowance	(10.32)	(10.07)
Effective income tax rate	0%	0%

The Company has temporary differences related to its net operating loss, which give rise to a deferred tax asset of approximately $ 562,000 and $ 330,000 for the period ended December 31, 2014 and 2013, respectively.

The Company is subject to income tax examinations by tax authorities for 2014, 2013 and 2012.